Revenues (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Contract with customer, liability [Abstract]
Contract with customer, liability	$ 167	$ 169
Revenue recognized included in beginning contract liability	Revenue recognized in each reporting period included in the contract liability balance at the beginning of the period was immaterial.	Revenue recognized in each reporting period included in the contract liability balance at the beginning of the period was immaterial.